LOOMIS SAYLES SMALL CAP GROWTH FUND

Supplement dated October 1, 2018 to the Prospectus of the Loomis Sayles Small Cap Growth

Fund, dated February 1, 2018, as may be revised and supplemented from time to time.

Effective October 1, 2018, the Loomis Sayles Small Cap Growth Fund will reopen to new investors and will begin accepting orders for the purchase of shares from new investors.

Accordingly, all references to the Loomis Sayles Small Cap Growth Fund being closed to new investors are hereby removed from the Prospectus and Summary Prospectus.